UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2016

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 345-8886

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 15, 2016, Agilent Technologies, Inc. (the “Company”) entered into an underwriting agreement with BNP Paribas Securities Corp., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, on behalf of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $300 million in aggregate principal amount of its 3.050% Senior Notes due 2026 (the “Notes”) in an underwritten public offering (the “Offering”).  The Offering is expected to be completed on September 22, 2016. The underwriting agreement contains customary representations and covenants and includes the terms and conditions of the sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Notes will be issued pursuant to a base indenture, dated as of October 24, 2007, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by an eighth supplemental indenture thereto expected to be dated as of September 22, 2016, between the Company and the Trustee.

The Notes will be issued at a price to the public of 99.624% of their principal amount.  The Notes will mature on September 22, 2026 and bear interest at a fixed rate of 3.050% per annum, payable semi-annually in arrears on March 22 and September 22 of each year, commencing on March 22, 2017. The Notes will be unsecured and will rank equally in right of payment with all of the Company’s other senior unsecured indebtedness.

The Notes are being offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-209512) filed with the Securities and Exchange Commission on February 12, 2016, as supplemented by the prospectus supplement, dated September 15, 2016. In connection with the Offering, the Company is filing the underwriting agreement as Exhibit No. 1.01 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On September 15, 2016, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
1.01

Underwriting Agreement, dated September 15, 2016, by and among the Company, BNP Paribas Securities Corp., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, on behalf of the several Underwriters

99.1	Press Release, dated September 15, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

Date: September 16, 2016	By:	/s/ P. Diana Chiu
P. Diana Chiu
Vice President, Assistant General Counsel
and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.01

Underwriting Agreement, dated September 15, 2016, by and among the Company, BNP Paribas Securities Corp., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, on behalf of the several Underwriters

99.1	Press Release, dated September 15, 2016